UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2018

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P.A.M. TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2018, P.A.M. Transportation Services, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its consulting agreement dated December 6, 2007 with Manuel J. Moroun, a director of the Company (the “Consulting Agreement”). Under the terms of the Amendment, the Consulting Agreement was extended on its existing terms until December 31, 2018, at which time the Consulting Agreement will automatically renew for successive one-year periods until either party notifies the other party of its intention to terminate at least 30 days prior to the applicable renewal date. The Amendment was reviewed and approved by the Company’s Audit Committee. The Consulting Agreement was previously extended by the Company on its existing terms in 2013. In addition to being a director of the Company, Mr. Moroun is also the father of Matthew T. Moroun, the Chairman of the Company’s Board of Directors. Matthew T. Moroun and Manuel J. Moroun together beneficially own over 60% of the outstanding shares of common stock of the Company.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.2 and is incorporated by reference into this report.

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2018, the Company issued a news release announcing its financial results for the first quarter ending March 31, 2018. A copy of the news release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information herein (including the exhibit hereto) may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements.

Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2018, the Annual Meeting of Stockholders of the Company was held, at which meeting eight directors were elected to serve as the Board until the next Annual Meeting of Stockholders and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2018 was ratified by the Company’s stockholders. Final vote tabulations are indicated below:

(1)	Election of eight director nominees to serve until the date of the next Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick P. Calderone	4,524,225	904,044	527,993
Daniel H. Cushman	4,422,896	1,005,373	527,993
W. Scott Davis	5,345,459	82,810	527,993
Norman E. Harned	5,344,959	83,310	527,993
Franklin H. McLarty	5,345,459	82,810	527,993
Manuel J. Moroun	4,204,419	1,223,850	527,993
Matthew T. Moroun	4,507,210	921,059	527,993
Daniel C. Sullivan	5,334,968	93,301	527,993

(2)	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,952,855	3,127	280	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1

Consulting Agreement between the Registrant and Manuel J. Moroun, dated December 6, 2007 (incorporated by reference to Exhibit 10.10 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 14, 2008)

10.2	Amendment No. 1 to Consulting Agreement between the Registrant and Manuel J. Moroun, dated April 25, 2018
99.1	News release issued by the Registrant on April 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: April 30, 2018	By:	/s/ Allen W. West
Allen W. West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer